UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 13, 2011

Universal Forest Products, Inc.
(Exact name of registrant as specified in its charter)

Michigan	0-22684	38-1465835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 East Beltline, NE Grand Rapids, Michigan	49525
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (616) 364-6161

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02	Results of Operations and Financial Condition

On July 13, 2011, the Registrant issued a press release announcing its financial results for the quarter ended June 25, 2011.  A copy of the Registrant’s press release is attached as Exhibit 99(a) to this Current Report.

Item 9.01	Financial Statements, Pro Forma Financial Information, and Exhibits

(c)	Exhibits

99(a)	Press Release dated July 13, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL FOREST PRODUCTS, INC.
(Registrant)

Dated: July 13, 2011	By:	/s/ Michael R. Cole
Michael R. Cole, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

99(a)	Press Release dated July 13, 2011.